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                                                                   EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation of our report on THM Biomedical, Inc., dated January 24, 2000, in Amendment No. 1 to the Current Report on Form 8-K to be filed by Kensey Nash Corporation.


ESTERBRROKS, SCOTT, SIGNORELLI, PETERSON, SMITHSON, LTD.
Duluth, Minnesota
November 14, 2000